EXHIBIT 10.84

                              REAL ESTATE MORTGAGE

     This mortgage made this 17th day of June A.D. 1997, between FIRST CHOICE AUTO FINANCE, INC., a corporation existing under the laws of the state of FLORIDA herein called Mortgagor, in consideration of the sum named in the promissory note herein described received from CARL SCHMIDT ENTERPRISES, INC., a Florida corporation, formerly known as SCHMIDT ENTERPRISES, INC., a corporation existing under the laws of the state of Florida herein called Mortgagor, (the terms "Mortgagor" and Mortgagee" include all parties in each capacity to this instrument and their respective heirs, personal representatives, successors and assigns; the term "note" includes all promissory notes described herein) Mortgagor hereby mortgages to Mortgagee the real property in BREVARD County, Florida, described as:

     Lots 11 through 22, inclusive, Block B, Morningside Addition to the City of Melbourne, according to the plat thereof as recorded in Plat Book 7, Page 1, of the Public Records of Brevard County, Florida.

     SO LONG AS THE MORTGAGE IS NOT IN DEFAULT AND THE PREMISES ARE BEING KEPT IN GOOD REPAIR, BUYER MAY OBTAIN SECONDARY FINANCING AS IT MAY DEEM NECESSARY, PROVIDED MORTGAGEE IS NOTIFIED.

     THIS MORTGAGE IS NOT ASSUMABLE WITHOUT THE CONSENT OF THE MORTGAGEE, WHICH CONSENT SHALL NOT BE UNREASONABLY WITHHELD.

     MORTGAGOR AGREES THAT IT WILL NOT ALTER THE PREMISES IN ANY WAY WHICH WOULD IMPAIR THE SECURITY OF THE MORTGAGEE.

     THIS IS A PURCHASE MONEY FIRST MORTGAGE.

     Mortgagor will maintain insurance coverage reflecting Mortgagee as a loss payee in an amount equal to the outstanding principal balance, and shall provide evidence of renewal annually. Failure to maintain said coverage shall constitute a default hereunder.

     Mortgagor shall provide proof of payment of ad valorem taxes annually prior to April 1st of the year in which they would become delinquent. Failure to pay the taxes or provide proof of payment shall constitute a default hereunder.

     TOGETHER with all easements connected therewith, improvements now or hereafter made thereon, fixtures attached thereto, any furniture or furnishing located thereon or therein and any revisions, remainders, rents, issues and profits thereof as security and for the payment of the promissory note, a copy of which is attached.

     AND Mortgagor hereby covenants:

     1. That Mortgagor is in actual possession and seized of said real property in fee simple with full power and lawful right to mortgage the same; that said property is free from all liens and encumbrances except as set forth herein; that Mortgagor fully warrants the title to said real property and will defend the same against lawful claims of all persons whomsoever.

     2. To pay all money required by said note and this mortgage, or either, promptly when due.

     3. To pay all taxes, assessments, levies, liabilities, obligations and encumbrances of every description now on or which may hereafter accrue on said property, the mortgage and the debt secured hereby, or any of these, when due. If any part thereof is not paid when due, Mortgagee may pay it without waiving the option to foreclose this mortgage or any other right hereunder.

     4. To pay all costs and expenses together with reasonable attorney's fees (including appellate proceedings) incurred by Mortgagee because of any default by Mortgagor under this mortgage and said note, or either.

     5. To keep the improvements now or hereafter on said property insured against loss by fire or other hazards included in the terms "extended coverage" and "other perils" in the amount secured by this mortgage by an insurer approved by Mortgagee. The policy shall be held by and made payable to Mortgagee by standard New York mortgagee clause without contribution an Mortgagee's interest may appear. If any money becomes payable under such policy, then all checks for said money will be made payable to Mortgagor and Mortgagee and the proceeds shall be first applied to restore the mortgaged property to the condition it was immediately before the loss occurred and if there be any excess or if the property not so restored then Mortgagee may apply the same to the payments last due on the debt secured hereby or may permit Mortgagor to use it, or any part thereof, for other purposes without waiving or impairing any lien or right hereunder. If Mortgagor fails to obtain such policy, Mortgagee may procure it and pay therefor without waiving the option to foreclose this mortgage or any other right hereunder.

     6. To permit, commit or suffer no waste, impairment or deterioration of said property or any part thereof.

     7. That if said property, or any part thereof, is taken by eminent domain, Mortgagee shall have the right to receive and apply all money paid for such taking to the payments last due on the debt secured hereby or may permit Mortgagor to use it, or any part thereof, for other purposes without waiving or impairing any lien or right under this mortgage. If the remaining part of said property is inadequate security for the unpaid balance of said debt, Mortgagee may accelerate payment thereof immediately.

     8. That if Mortgagee shall hold another mortgage or lien on said property, a default under such other mortgage or lien shall constitute a default under this mortgage also. Any default under this mortgage shall likewise constitute a default under such other mortgage or lien. If foreclosure proceedings under any mortgage or lien (whether held by Mortgagee or another) affecting said property are instituted, this shall constitute a default under this mortgage.

     9. That Mortgagee may forbear to enforce defaults under this mortgage and said note, or either, or may extend the time for payment of any money secured hereby or may take other or additional security and may deal directly with any owner of said property in all respects pertaining to this mortgage and said note, or either, without notice to or the consent of any person liable under this mortgage and said note, or either, and without discharging or affecting the liability of any person liable under this mortgage and said note, or either.

     10. That the rents, profits, income, issues and revenues of said property (including any personal property located thereon or therein) are assigned and pledged as further security for the payment of the debt secured hereby with the right (but no duty) on the part of Mortgagee to demand and receive and apply them on said debt at any time after a default hereunder. If suit is instituted to foreclose or reform this mortgage or to determine the validity or priority thereof, Mortgagee shall be entitled to appointment of a receiver pendente lite without notice for said property of all rents, income, profits, issues and revenue thereof. It is covenanted and agreed that the court shall forthwith appoint a receiver of said property and of such rents, income, profits, issues and revenues. Such appointment shall be made as a matter of strict right to Mortgagee without reference to the adequacy of inadequacy of the value of the property hereby mortgaged or to the solvency or insolvency of Mortgagor.

     11. That if any dispute arises involving said note and this mortgage, or either, wherein Mortgagee incurs any costs (regardless of whether or not legal proceedings are instituted) or if any action or proceeding (including appellate proceedings) shall be maintained by any person other than Mortgagee wherein Mortgagee is made a party, all expenses incurred by Mortgagee to prosecute or defend the rights created by this mortgage and said note, or either, together with reasonable attorney's fees and costs, whether same be rendered for negotiation, trial or appellate work, shall be paid by Mortgagor.

     12. That if any money secured hereby is not fully paid within thirty (30) days after it becomes due, or if any covenant or agreement of said note and this mortgage, or either, is breached, Mortgagee shall have the option to accelerate payment of the entire principal and any other money secured hereby as immediately due and payable without notice. Time is of the essence of this mortgage. Any payment made by Mortgagee under paragraphs 3, 4,5 or 11 shall bear interest at the maximum legal rate from date of payment and shall be secured by this mortgage. No waiver of or failure to enforce any default or obligation under this mortgage and said note, or either, shall constitute a waiver of any subsequent default or of the terms of either instrument. If there is any conflict between the terms of this mortgage and said note, the terms of this mortgage shall prevail.

In Witness Whereof, the mortgagor has hereunto set his hand and seal the day and year first above written Signed, sealed and delivered in our presence:

                                   FIRST CHOICE AUTO FINANCE, INC.

/s/ Larry G. Rightmyer             By:  /s/ James Neal Hutchinson, Jr.
Printed Name: Larry G. Rightmyer        James Neal Hutchinson, Jr.
Witness                                 Vice President

/s/ Jennifer L. LeBlanc                 P.O. Address 5200 S. Washington Ave.
Printed Name: Jennifer L. LeBlanc       Titusville, FL 32780
Witness